SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2003
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                             J & J SNACK FOODS CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)


        New Jersey                     0-14616              22-1935537
      (State or Other                (Commission         (I.R.S. Employer
 Jurisdiction of Organization)       File Number)        Identification No.)



                   6000 Central Highway, Pennsauken, NJ   08109
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (856) 665-9533
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 22, 2003, J & J Snack Foods Corp. issued a press release regarding an agreement to acquire the bakery assets of Country Home Bakers, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number           Description of Document

99.1                     Press Release dated December 22, 2003






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                J & J SNACK FOODS CORP.

                                                By:   /s/ Gerald B. Shreiber
                                                      --------------------------
                                                      Gerald B. Shreiber
                                                      President


                                                      /s/ Dennis G. Moore
                                                      --------------------------
                                                      Dennis G. Moore
                                                      Chief Financial Officer


Date: December 22, 2003




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                                  EXHIBIT INDEX


Exhibit Number         Description

   99.1                Press Release dated December 22, 2003